UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006

PRIMUS GUARANTY, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32307	Not Required
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House
2 Church Street
Hamilton HM 11, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 441-296-0519

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement [odd heading given there’s no new agreement]

Primus Guaranty, Ltd. is filing this Form 8-K to describe ordinary course executive officer compensation actions taken by the Compensation Committee of the Board of Directors of the Company (the ‘‘Committee’’). On February 2nd, the Committee authorized the following actions, which were implemented on February 15th, with respect to the compensation of the Company’s named executive officers (which officers were identified in the Company’s Registration Statement on Form S-1 dated September 29, 2004).

BASE SALARIES FOR 2006

The Committee approved base salaries for 2006 in the following amounts:

Name	2006 Salary
Thomas W. Jasper	$500,000
Richard Claiden	$300,000
Zachary Snow	$350,000

ANNUAL BONUSES FOR 2005

Pursuant to the Company’s Annual Performance Bonus Plan (the ‘‘Bonus Plan’’) and 2004 Stock Incentive Plan (the ‘‘Incentive Plan’’), the Committee approved cash bonuses and restricted share unit ("RSU’’) grants in the following amounts (each RSU award will vest in three equal annual installments beginning one year from the date of grant):

Name	Cash Bonus	RSUs
Thomas W. Jasper	$875,000	29,435
Richard Claiden	$342,500	11,522
Zachary Snow	$307,500	10,344

In calculating the size of the bonus pool, the Committee and the plan administrator, Thomas W. Jasper, consider several factors including the Company’s earnings, return on equity and qualitative factors. The allocation of the bonus pool among eligible participants is then determined by the plan administrator, with approval of the Committee. The Committee independently determines the bonus of the CEO.

PERFORMANCE SHARE AWARDS

Pursuant to the Company’s Incentive Plan, the Committee approved performance common share grants in the following amounts:

Name	Performance Shares
Thomas W. Jasper	35,750
Richard Claiden	9,500
Zachary Snow	9,500

The number of performance shares that will be deliverable under these awards depends upon the Company’s level of performance during the period commencing January 1, 2006 and ending December 31, 2008 with respect to two measures of performance: (1) average return on equity and (2) average annual growth rate in economic results. The targeted levels of performance are (1) an average return on equity of 16.2% and (2) a 37.2% average annual growth rate in economic results. Performance is assessed separately with respect to each of these performance metrics. With respect to each metric, the Committee has determined threshold and maximum levels of performance at which 50% and 150%, respectively, of the portion of the award relating to that metric will be delivered. Within these bands straight line interpolation will be used to determine deliverable amounts.

OPTION AWARDS

Pursuant to the Company’s Incentive Plan, the Committee approved option awards in the following amounts:

Name	Options
Thomas W. Jasper	65,000
Richard Claiden	15,700
Zachary Snow	15,700

The options vest over a four-year period in four equal installments beginning in February 2007. The options expire in February 2013, and the strike price for the options is $12.74 per share.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS GUARANTY, LTD.

By: /s/ Richard Claiden

Richard Claiden Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

Dated: February 21, 2006